Exhibit 10.4

ADVISOR AGREEMENT

This Advisor Agreement (this “Agreement”) is made and entered into as of August 7, 2026  by and between ClearOne, Inc., a Nevada company (the “Company”), and JJK Holdings Ltd., (“Advisor”) (each herein referred to individually as a “Party,” or collectively as the “Parties”).

The Advisor has performed and has agreed to perform advisory services for the Company and the Company desires to now document the engagement of the Advisor as an independent contractor of the Company, on the terms described below. In consideration of the mutual promises contained herein, the Parties agree as follows:

1.  Services and Compensation

Advisor has performed and shall perform the services described in Exhibit A (collectively, the “Services”) for the Company , and the Company irrevocably agrees to pay Advisor the compensation described in Exhibit A for Advisor’s performance of the Services.

2.  Confidentiality

A. Definition of Confidential Information. “Confidential Information” means any information, whether oral or written, (including any and all combinations of individual items of information) that relates to the actual or anticipated business and/or products, research or development of the Company, its affiliates or subsidiaries, or to the Company’s, its affiliates’ or subsidiaries’ technical data, trade secrets, or know-how, including, but not limited to, research, product plans, or other information regarding the Company’s, its affiliates’ or subsidiaries’ products or services and markets therefor, customer lists and customers, software, code, developments, inventions, discoveries, ideas, processes, formulas, technology, designs, drawings, engineering, hardware configuration information, and other business information disclosed by the Company, its affiliates or subsidiaries. Notwithstanding the foregoing, Confidential Information shall not include any such information which Advisor can establish (i) was publicly known or made generally available prior to the time of disclosure to Advisor; (ii) becomes publicly known or made generally available after disclosure to Advisor through no wrongful action or inaction of Advisor; or (iii) is in the rightful possession of Advisor, without confidentiality obligations, at the time of disclosure as shown by Advisor’s then-contemporaneous written records; (iv) was independently developed by the Advisor without use of, or reference to, any Confidential Information communicated to the Advisor by the Company.

B. Nonuse and Nondisclosure. During and after the term of this Agreement, Advisor will hold in the strictest confidence, and take all reasonable precautions to prevent any unauthorized use or disclosure of Confidential Information, and Advisor will not (i) use the Confidential Information for any purpose whatsoever other than as necessary for the performance of the Services on behalf of the Company, or (ii) subject to Advisor’s right to engage in Protected Activity (as defined below), disclose the Confidential Information to any third party without the prior written consent of an authorized representative of the Company, except that Advisor may disclose Confidential Information to the extent compelled by applicable law; provided however, Advisor shall (x) provide prior written notice to Company so that the Company may, seek a protective order or such similar confidential protection as may be available under applicable law, and (y)  and at the sole discretion of the Advisor cooperate with the Company in seeking a protective order or other appropriate remedy; provided, that the Company shall reimburse Advisor for all its  out-of-pocket expenses incurred in connection with such consultation and/or cooperation provided by Advisor, and at the request of the Advisor, advance funds for applicable estimated legal and advisor costs. Advisor agrees that no ownership of Confidential Information is conveyed to the Advisor. Advisor agrees that Advisor’s obligations under this Section 2.B shall continue after the termination of this Agreement.

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C.  Third Party Confidential Information. Advisor recognizes that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company’s part to maintain the confidentiality of such information and to use it only for certain limited purposes. Advisor agrees that at all times during the term of this Agreement and thereafter, Advisor owes the Company a duty to hold all such confidential or proprietary information in the strictest confidence and not to use it or to disclose it to any person, firm, corporation, or other third party except as necessary in carrying out the Services for the Company consistent with the Company’s agreement with such third party.

3.  Ownership

A. Assignment of Inventions. Advisor agrees that all right, title, and interest in and to any copyrightable material, notes, records, drawings, designs, inventions, improvements, developments, discoveries, ideas and trade secrets conceived, discovered, authored, invented, developed or reduced to practice by Advisor, solely or in collaboration with others, during the term of this Agreement and arising out of, or in connection with, performing the Services under this Agreement and any copyrights, patents, trade secrets, mask work rights or other intellectual property rights relating to the foregoing (collectively, “Inventions”), are the sole property of the Company.

B. Moral Rights. Any assignment to the Company of Inventions includes all rights of attribution, paternity, integrity, modification, disclosure and withdrawal, and any other rights throughout the world that may be known as or referred to as “moral rights,” “artist’s rights,” “droit moral,” or the like (collectively, “Moral Rights”). To the extent that Moral Rights cannot be assigned under applicable law, Advisor hereby waives and agrees not to enforce any and all Moral Rights, including, without limitation, any limitation on subsequent modification, to the extent permitted under applicable law.

4.  Conflicting Obligations

Advisor represents and warrants that Advisor has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, Advisor’s obligations to the Company under this Agreement, and/or Advisor’s ability to perform the Services. Advisor will not enter into any such conflicting agreement during the term of this Agreement.

5.  Return of Company Materials

Upon the termination of this Agreement, and upon Company’s request, Advisor will immediately deliver to the Company, or confirm in writing, the destruction of electronically saved copies, and will not keep in Advisor’s possession, recreate, or deliver to anyone else, any and all Company property, including, but not limited to, Confidential Information, tangible embodiments of the Inventions, all devices and equipment belonging to the Company, all electronically-stored information and passwords to access such property, and any reproductions of any of the foregoing items that Advisor may have in Advisor’s possession or control. For clarity the Advisor shall not be required to provide access to any electronic equipment that is not the property of the Company.

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6.  Term and Termination

A. Term. This Agreement will be effective as of June 1, 2026 and continue until the earlier of (i) final completion of the Services or (ii) termination as provided in Section 6.B.

B.  Termination. Advisor may terminate this Agreement upon giving the Company ten (10) business days’ prior written notice, which period may be waived in whole or in part at the Company’s sole discretion.

C.  Survival. Upon any termination, all rights and duties of the Company and Advisor toward each other shall cease except that Section 2 (Confidentiality), Section 3 (Ownership), , Section 5 (Return of Company Materials),  Section 8 (Indemnification), Section 9 (Nonsolicitation), Section 10 (Limitation of Liability), and Section 11 (Miscellaneous) will survive termination or expiration of this Agreement in accordance with their terms.

7.  Independent Contractor; Benefits

A.  Independent Contractor. It is the express intention of the Company and Advisor that Advisor perform the Services as an independent contractor to the Company. Nothing in this Agreement shall in any way be construed to constitute Advisor as an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Advisor is not authorized to bind the Company to any liability or obligation or to represent that Advisor has any such authority. Advisor agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Agreement and shall incur all expenses associated with performance. Advisor acknowledges and agrees that Advisor is obligated to report as income all compensation received by Advisor pursuant to this Agreement. Advisor agrees to and acknowledges the obligation to pay all self-employment and other taxes on such income.

B. Benefits. The Company and Advisor agree that Advisor will receive no Company-sponsored benefits from the Company where benefits include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If Advisor is reclassified by a state or federal agency or court as the Company’s employee, Advisor will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Advisor would otherwise be eligible for such benefits.

8.  Indemnification

Advisor agrees to indemnify and hold harmless the Company and its affiliates and their directors, officers, employees, , from and against all losses, damages, liabilities, arising directly or indirectly from or in connection with (i) any gross negligent,  act of the Advisor   (iii) any breach by the of any of the representations, warranties, or covenants contained in this Agreement that is not cured within 10 business days of being notified (iv) any failure of Advisor to perform the Services in accordance with all applicable laws, rules and regulations, or (v) any violation or claimed violation of a third party’s rights resulting in whole, or in part, from the Company’s use of the Inventions or other deliverables of Advisor under this Agreement.

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9.  Nonsolicitation

To the fullest extent permitted under applicable law, from the date of this Agreement until twelve (12) months after the termination of this Agreement for any reason (the “Restricted Period”), Advisor will not, without the Company’s prior written consent, directly or indirectly, solicit any of the Company’s employees or consultants to leave their employment or engagement, or attempt to solicit employees or consultants of the Company, either for Advisor or for any other person or entity, or hire or engage any individual that was an employee or consultant of the Company during the Restricted Period. Advisor agrees that nothing in this Section 9 shall affect Advisor’s continuing obligations under this Agreement during and after this twelve (12) month period, including, without limitation, Advisor’s obligations under Section 2.

10.  Limitation of Liability

IN NO EVENT SHALL COMPANY BE LIABLE TO Advisor OR TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL COMPANY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY COMPANY TO Advisor UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.

11.  Miscellaneous

A.  Governing Law; Consent to Personal Jurisdiction. This Agreement shall be governed by the laws of the State of Nevada without regard to the conflicts of law provisions of any jurisdiction. To the extent that any lawsuit is permitted under this Agreement, the Parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in Nevada.

B. Assignability. This Agreement will be binding upon Advisor’s heirs, executors, assigns, administrators, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. There are no intended third-party beneficiaries to this Agreement, except as expressly stated; however Advisor may assign or delegate any rights or obligations under this Agreement.

C.  Affirmative Covenant. The Company hereby covenants to use its commercially reasonable efforts to keep any registration statement filed in connection with and as described in Exhibit A, effective under the Securities Act of 1933 at all times for period of no less than six (6) months following the effective date of the applicable registration statement.

D. Entire Agreement. This Agreement and each Exhibit hereto constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties. Advisor represents and warrants that Advisor is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in any exhibit or schedule conflict with the terms set forth in this Agreement, the terms of this Agreement shall control unless otherwise expressly agreed by the Parties in such exhibit or schedule.

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E.  Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

F.  Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

G. Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the Parties. Waiver by the Company of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach. No waiver by the Company shall operate or be construed as a waiver in respect of any failure, breach or default not expressly identified by such written waiver, whether of a similar or different character, and whether occurring before or after that waiver. No failure to exercise, or delay in exercising, any right, remedy, power or privilege arising from this Agreement by the Company shall operate or be construed as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder by the Company preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege of the Company.

H.  Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing and shall be by e-mail, and shall be deemed received on the date of receipt if sent during the business hours of the recipient, or on the immediately following business day if sent after the business hours of the recipient, in each case to the Party at the Party’s e-mail address written below or at such other e-mail address as the Party may have previously specified by notice provided in accordance with this Section 11.G.

(1)	If to the Company, to: Attention: Simon Brewer, Chief Financial Officer E: Simon.Brewer@clearone.com
(2)	If to Advisor, to the e-mail address on the signature page to this Agreement or, if no such e-mail address is provided, to the last e-mail address of Advisor provided by Advisor to the Company.

 I. Attorneys’ Fees. In any court action at law or equity that is brought by one of the Parties to this Agreement to enforce or interpret the provisions of this Agreement, the prevailing Party will be entitled to reasonable attorneys’ fees, in addition to any other relief to which that Party may be entitled.

J. Signatures. This Agreement may be signed in two counterparts (including electronic counterparts), each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document.

K. Applicability to Past Activities. Advisor agrees that if and to the extent that Advisor provided any services or made efforts on behalf of or for the benefit of Company, or related to the current or prospective business of Company in anticipation of Advisor’s involvement with the Company, that would have been “Services” if performed during the term of this Agreement (the “Prior Advising Period”) and to the extent that during the Prior Advising Period Advisor received access to any information from or on behalf of Company that would have been “Confidential Information” if Advisor received access to such information during the term of this Agreement, then any such information shall be deemed Confidential Information hereunder and any such item shall be deemed an Invention or Prior Invention hereunder, and this Agreement shall apply to such activities, information or item as if disclosed, conceived, created, authored, invented, developed or reduced to practice during the term of this Agreement. Advisor further acknowledges that Advisor has been fully compensated for all services provided during any such Prior Advising Period.

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L. Protected Activity Not Prohibited. Advisor understands that nothing in this Agreement shall in any way limit or prohibit Advisor from engaging in any Protected Activity. For purposes of this Agreement, “Protected Activity” shall mean filing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by, any federal, state or local government agency or commission, including the Securities and Exchange Commission (“Government Agencies”). Advisor understands that in connection with such Protected Activity, Advisor is permitted to disclose documents or other information as permitted by law, and without giving notice to, or receiving authorization from, the Company. Notwithstanding the foregoing, Advisor agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any information that may constitute Confidential Information to any parties other than the Government Agencies. Advisor further understands that “Protected Activity” does not include the disclosure of any Company attorney-client privileged communications. Pursuant to the Defend Trade Secrets Act of 2016, Advisor is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order.

(signature page follows)

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IN WITNESS WHEREOF, the Parties hereto have executed this Advisor Agreement as of the date first written above.

ADVISOR:		COMPANY:

JJK HOLDINGS LTD.		CLEARONE, INC.

By:	/s/ Adrian Towning	By:	/s/ Simon Brewer
Name:	Adrian Towning	Name:	Simon Brewer
Title:	Director	Title:	Chief Financial Officer

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EXHIBIT A

SERVICES AND COMPENSATION

1)    Services. The Services include, without limitation, the following: general advisory services derived from Advisor’s industry expertise and market research, including advisory services to the executive management team, advisory services to the Company’s Board of Managers, participation in Board meetings and executive sessions when requested by the Board of Managers or CEO, facilitating introductions to the Company to contacts in Advisor’s network within the communications industry and otherwise leveraging such network to enhance the Company’s business interests, assistance with negotiation of key Company contracts, and such other services as are reasonably agreed to by Advisor and the Company.

2)    Compensation. The Company irrevocably agrees to issue to Advisor 600,000 shares of common stock of the Company (the “Consideration Shares”), which Consideration Shares will be issued within two days of the Company obtaining the approval of the Company’s stockholders in accordance with applicable securities laws. The Consideration Shares shall be for Advisor’s own account and not for further distribution. The Advisor will be required to sign a Certificate of Subscriber in the form attached hereto as Exhibit B in order to receive the Consideration Shares. The Consideration Shares shall be the sole consideration paid to Advisor by the Company for the Services.

3)      Registration Rights.

a)      Piggy Back Rights The Company will notify the Advisor in writing at least fifteen (15) days prior to filing any registration statement under the Securities Act 1933 for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company), and will afford the Advisor an opportunity to include in such registration statement all or any part of the Consideration Shares then held by the Advisor. If desiring to include in any such registration statement all or any part of the Consideration Shares held, the Advisor will, within five (10) days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice will inform the Company of the number of Consideration Shares the Advisor wishes to include in such registration statement. If the Advisor decides not to include all of its Consideration Shares in any registration statement thereafter filed by the Company, the Advisor will nevertheless continue to have the right to include any Shares in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. The Company and Advisor acknowledge that notice is deemed to be provided for inclusion of the Consideration Shares in any registration statement associated with the first registration statement following the date of this Agreement (the “August 2026 Registration Statement”).

b)      Demand Registration Rights. The Company, upon written demand (“Demand Notice”) of the Advisor, agrees to register on one occasion all of the Consideration Shares issued under this Agreement. On such occasion, the Company will file a registration statement covering the registrable securities within thirty (30) days after receipt of a Demand Notice and use its reasonable best efforts to have such registration statement declared effective as soon as possible thereafter; provided, however, that the Company shall not be required to comply with a Demand Notice if the Company has filed the August 2026 Registration Statement or a registration statement with respect to which the Advisor is entitled to piggyback registration rights pursuant to paragraph (a) above and the Advisor has elected to participate in the offering covered by such registration statement. The demand for registration may be made at any time during a period of two years beginning from the date of the issuance of Consideration Shares. The Company shall bear all fees and expenses attendant to registering the Consideration Shares. The Company agrees to use its reasonable best efforts to qualify or register the Consideration Shares in such states as are reasonably requested.

c)     At the sole request of the Advisor and at no additional cost to the Advisor, the Company agrees to cause its legal counsel to provide any written legal opinions that may be required by the Company’s transfer agent in order to facilitate the removal of any restrictive legends on any Consideration Shares that are included in an effective registration statement for resale.

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EXHIBIT B

CERTIFICATE OF SUBSCRIBER

In connection with the issuance of shares (the “Consideration Shares”) of common stock of ClearOne, Inc. (the “Company”) to the undersigned pursuant to an advisor agreement (the “Agreement”) between the undersigned and the Company, the undersigned hereby agrees, acknowledges, represents, warrants and covenants that:

1. he undersigned satisfies one or more of the categories of “Accredited Investor”, as defined by Regulation D promulgated under the Securities Act of 1933 (the “Securities Act”), as indicated below:  (Please initial in the space provide those categories, if any, of an “Accredited Investor” which the undersigned satisfies.)

             Category 1 An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Consideration Shares, with total assets in excess of US$5,000,000.

              Category 2 A natural person whose individual net worth, or joint net worth with that person’s spouse, exceeds US$1,000,000. For purposes of this category, "net worth" means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person's primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home's estimated fair market value as long as the mortgage was incurred more than 60 days before the Consideration Shares are acquired, but includes (i) any mortgage amount in excess of the home's fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the acquisition of Consideration Shares for the purpose of acquiring the Consideration Shares.

               Category 3 A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

               Category 4 A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

               Category 5 A director or executive officer of the Company.

               Category 6 A trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Consideration Shares, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

               Category 7 An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories.

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Note that if the undersigned is claiming to satisfy one of the above categories of Accredited Investor, the undersigned may be required to supply the Company with a balance sheet, prior years’ federal income tax returns or other appropriate documentation to verify and substantiate the undersigned’s status as an Accredited Investor.

If the undersigned is an entity which initialled Category 7 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

______________________________________________________________________________

2. none of the Consideration Shares have been or will be registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in compliance with any applicable state and foreign securities laws;

3. the undersigned understands and agrees that offers and sales of any of the Consideration Shares shall be made only in compliance with the registration provisions of the Securities Act or an exemption therefrom and in each case only in accordance with applicable state and foreign securities laws;

4. the undersigned understands and agrees not to engage in any hedging transactions involving any of the Consideration Shares unless such transactions are in compliance with the provisions of the Securities Act and in each case only in accordance with applicable state and foreign securities laws;

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6. the Company is entitled to rely on the acknowledgements, agreements, representations and warranties and the statements and answers of the undersigned contained in the Agreement and this Certificate of Subscriber (this “Certificate”), and the undersigned will hold harmless the Company from any loss or damage either one may suffer as a result of any such acknowledgements, agreements, statements, answers, representations and/or warranties made by the undersigned not being true and correct;

7. the undersigned has been advised to consult the undersigned’s own legal, tax and other advisors with respect to the merits and risks of an investment in the Consideration Shares and, with respect to applicable resale restrictions, is solely responsible (and the Company is not in any way responsible) for compliance with applicable resale restrictions;

8. the undersigned and the undersigned’s advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Company in connection with the acquisition of the Consideration Shares under the Agreement, and to obtain additional information, to the extent possessed or obtainable by the Company without unreasonable effort or expense;

9. the books and records of the Company were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the undersigned during reasonable business hours at the Company’s principal place of business and that all documents, records and books in connection with the acquisition of the Consideration Shares under the Agreement have been made available for inspection by the undersigned, the undersigned’s attorney and/or advisor(s);

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10. the undersigned (i) is able to fend for himself, herself or itself in connection with the acquisition of the Consideration Shares; (ii) has such knowledge and experience in business matters as to be capable of evaluating the merits and risks of the undersigned’s prospective investment in the Consideration Shares; and (iii) has the ability to bear the economic risks of the undersigned’s prospective investment and can afford the complete loss of such investment;

11. the undersigned has a pre-existing, substantive relationship with the Company (or a person acting on its behalf) that is sufficient to enable the Company (or a person acting on its behalf) to be aware of the undersigned’s financial circumstances or sophistication. This substantive relationship with the Company (or a person acting on its behalf) through which the undersigned is acquiring the Consideration Shares predates the contact between the Company (or a person acting on its behalf) and the undersigned regarding the acquisition of the Consideration Shares;

12. the undersigned has either (a) a pre-existing personal or business relationship with the Company or any of its partners, officers, directors, or controlling persons consisting of personal or business contacts of a nature and duration which enable the undersigned to be aware of the character, business acumen and general business and financial circumstances of the Company or any such partner, officer, director, or controlling person with whom such relationship exists or (b) such business or financial expertise as to be able to protect the undersigned's own interests in connection with the acquisition of the Consideration Shares;

13. the undersigned is not aware of any advertisement of any of the Consideration Shares and is not acquiring the Consideration Shares as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

14. no person has made to the undersigned any written or oral representations:

(a)  that any person will resell or repurchase any of the Consideration Shares;

(b)  that any person will refund the purchase price of any of the Consideration Shares; or

(c)  as to the future price or value of any of the Consideration Shares;

15. the undersigned is acquiring the Consideration Shares as principal for the undersigned’s own account, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Consideration Shares;

16. neither the Securities and Exchange Commission nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Consideration Shares;

17. the Company shall refuse to register any transfer of Consideration Shares not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act, or pursuant to an available exemption from registration under the Securities Act;

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18. the Consideration Shares issued to the undersigned will bear a legend in substantially the following form:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”;

19.  the address of the undersigned included herein is the sole address of the undersigned as of the date of this Certificate; and

20. no person or company has or will have any agreement or option or any right capable at any time of becoming an agreement to purchase or otherwise acquire the Consideration Shares or require the undersigned to sell, transfer, assign, pledge, charge, mortgage or in any other way dispose of or encumber any of the Consideration Shares.

[The remainder of this page is intentionally left blank]

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Date: August 7, 2026

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Subscriber.

Subscriber Information	Registration Instruction
(Name of subscriber)	(Name to appear on the share certificate)
X
(Signature of authorized signatory)

(Address, including city and postal code)
(Name and title of authorized signatory)

(SSN, incorporation # or other tax identification #)

(Address, including city and postal code)
(Telephone number)

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